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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 14, 1999

                         EQUITY OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

              MARYLAND                    1-13115                     36-4151656
  (State or other jurisdiction of     (Commission File   (I.R.S. Employer Identification No.)
   incorporation or organization)         Number)

     TWO NORTH RIVERSIDE PLAZA,                                         60606
   SUITE 2200, CHICAGO, ILLINOIS                                      (Zip Code)
  (Address of principal executive
              offices)

                                 (312) 466-3300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     As used herein, the term "Company" means either Equity Office Properties Trust, a Maryland real estate investment trust, alone as an entity, or as the context may require, the condensed consolidated enterprise consisting of Equity Office Properties Trust, EOP Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and their subsidiaries. Capitalized terms used but not defined in this Current Report on Form 8-K are as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999. The Company sold various interests in 12 Office Properties to Lend Lease Australia/US Realty I, Inc. ("Lend Lease") on December 14, 1999. Lend Lease acquired its interests in the Office Properties for approximately $452.5 million cash and assumed mortgage debt of approximately $81.4 million. A description of each property partially sold to Lend Lease is below.

                                                                  OCCUPIED AT
                                                                 SEPTEMBER 30,                     PURCHASE
OFFICE PROPERTY               LOCATION       TOTAL SQUARE FEET       1999        PERCENT SOLD       PRICE
---------------               --------       -----------------   -------------   ------------   --------------
10 & 30 South Wacker.....  Chicago, IL           2,003,288          96.0%         25%(a)         $123,076,300
Bank One Center..........  Indianapolis,
                           IN                    1,057,877          93.7%            75%          119,961,700
SunTrust Center..........  Orlando, FL             640,385          97.4%            75%           97,205,200
Promenade II.............  Atlanta, GA             770,840          99.1%            50%           78,618,100
Pasadena Towers..........  Los Angeles, CA         439,367          88.8%            75%           69,324,600
Preston Commons..........  Dallas, TX              418,604          83.8%            50%           26,373,500
Sterling Plaza...........  Dallas, TX              302,747          80.9%            50%           19,340,600
                                                 ---------                                       ------------
                                                 5,633,108                                       $533,900,000
                                                 =========                                       ============

------------------------
(a) Lend Lease has the option to increase its ownership in 10 & 30 South Wacker by an additional 25% by December 13, 2001 at the greater of 25% of the fair market value at the time of the exercise or $122.5 million.

     After the partial sale of the Office Properties, mortgage debt will be placed on SunTrust Center and Bank One Center in the amount of approximately $50.0 and $65.0 million, respectively. The Company's share of the proceeds from the mortgage debt financing will be approximately $28.8 million prior to payment of loan fees and costs.

     Prior to the partial sale of these Office Properties to Lend Lease, the Company consolidated the financial condition and results of operations of the Office Properties. Upon the sale, the Company will retain an equity interest in the Office Properties and will share equally in the control of the operations and major decisions of the Office Properties. Therefore, the Company will account for its remaining interest in the Office Properties under the equity method of accounting and will classify its net equity investment as investment in unconsolidated joint ventures on the condensed consolidated balance sheet and its interest in the net income as income from investment in unconsolidated joint ventures in the condensed consolidated statements of operations.

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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Pro Forma Financial Statements

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EQUITY OFFICE PROPERTIES TRUST

Date: December 14, 1999

                                            By:   /s/ STANLEY M. STEVENS
                                              ----------------------------------
                                                      Stanley M. Stevens
                                                  Executive Vice President,
                                              Chief Legal Counsel and Secretary

Date: December 14, 1999

                                            By:   /s/ RICHARD D. KINCAID
                                              ----------------------------------
                                                      Richard D. Kincaid
                                                  Executive Vice President,
                                                   Chief Financial Officer

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

                         EQUITY OFFICE PROPERTIES TRUST

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
           AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

     The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1999 reflects the partial sale of 12 Office Properties to Lend Lease that occurred on December 14, 1999 as if it had occurred on September 30, 1999.

     The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 reflect the partial sale of the 12 Office Properties as if it had occurred immediately prior to January 1, 1999 and 1998, respectively.

     The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by management of the Company and do not purport to be indicative of the results which would actually have been obtained had the transaction described above been completed on the date indicated or which may be obtained in the future. The pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes to the pro forma condensed consolidated financial statements and the Company's financial statements for the nine month period ended September 30, 1999 and for the year ended December 31, 1998.

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

                         EQUITY OFFICE PROPERTIES TRUST

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

                                                                                       EQUITY OFFICE
                                                   EQUITY OFFICE     LEND LEASE       PROPERTIES TRUST
                                                  PROPERTIES TRUST   TRANSACTION         PRO FORMA
                                                  ----------------   -----------      ----------------
                                                                 (DOLLARS IN THOUSANDS)
ASSETS:
  Investment in real estate, net................    $13,461,973      $(1,021,255)(A)    $12,440,718
  Cash and cash equivalents.....................         19,749               --             19,749
  Rents and other receivables...................        174,738          (15,960)(A)        158,778
  Escrow deposits and restricted cash...........         40,356           (2,909)(A)         37,447
  Investment in unconsolidated joint ventures...        404,525          447,989(B)         852,514
  Other assets..................................        301,701           (6,387)(A)        295,314
                                                    -----------      -----------        -----------
          Total Assets..........................    $14,403,042      $  (598,522)       $13,804,520
                                                    ===========      ===========        ===========
LIABILITIES AND SHAREHOLDERS' EQUITY:
  Mortgage debt.................................    $ 1,836,923      $  (140,026)(A)    $ 1,696,897
  Unsecured notes...............................      3,655,000               --          3,655,000
  Lines of credit...............................        616,900         (479,959)(C)        136,941
  Dividend/distributions payable................        124,478               --            124,478
  Other liabilities.............................        429,010          (28,689)(A)        400,321
                                                    -----------      -----------        -----------
          Total Liabilities.....................      6,662,311         (648,674)         6,013,637
                                                    -----------      -----------        -----------
  Minority Interests:
     Operating partnership......................        895,841            6,340(D)         902,181
     Partially owned properties.................         39,343               --             39,343
                                                    -----------      -----------        -----------
          Total Minority Interests..............        935,184            6,340            941,524
                                                    -----------      -----------        -----------
  Preferred Shares..............................        615,000               --            615,000
  Common Shares.................................          2,521               --              2,521
  Additional paid in capital....................      6,188,026           43,812(E)       6,231,838
                                                    -----------      -----------        -----------
          Total Shareholders' Equity............      6,805,547           43,812          6,849,359
                                                    -----------      -----------        -----------
          Total Liabilities and Shareholders'
            Equity..............................    $14,403,042      $  (598,522)       $13,804,520
                                                    ===========      ===========        ===========

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

                         EQUITY OFFICE PROPERTIES TRUST

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

                                                                                              EQUITY OFFICE
                                                EQUITY OFFICE                                PROPERTIES TRUST
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)  PROPERTIES TRUST   DISPOSITIONS    OTHER         PRO FORMA
---------------------------------------------  ----------------   ------------   --------    ----------------
                                                                      (F)
Revenues:
  Rental...................................      $  1,115,738      $ (82,018)    $     --      $  1,033,720
  Tenant reimbursements....................           210,953        (34,093)          --           176,860
  Parking..................................            85,064         (7,930)          --            77,134
  Other....................................            22,225         (3,270)          --            18,955
  Fee income...............................             5,487             --        1,530(G)          7,017
  Interest/dividends.......................             8,303            (72)          --             8,231
                                                 ------------      ---------     --------      ------------
          Total revenues...................         1,447,770       (127,383)       1,530         1,321,917
                                                 ------------      ---------     --------      ------------
Expenses:
  Interest:
     Expense incurred......................           310,435         (8,368)     (22,102)(H)        279,965
     Amortization of deferred financing
       costs...............................             3,712              4           --             3,716
  Depreciation.............................           250,698        (19,423)          --           231,275
  Amortization.............................             9,723           (638)          --             9,085
  Real estate taxes........................           187,326        (23,054)          --           164,272
  Insurance................................             7,142           (482)          --             6,660
  Repairs and maintenance..................           153,622        (11,382)          --           142,240
  Property operating.......................           151,089        (11,662)          --           139,427
  Ground rent..............................             5,122             --           --             5,122
  General and administrative...............            57,928             (5)          --            57,923
                                                 ------------      ---------     --------      ------------
          Total expenses...................         1,136,797        (75,010)     (22,102)        1,039,685
                                                 ------------      ---------     --------      ------------
  Income before allocation to minority
     interests, income from investment in
     unconsolidated joint ventures and net
     gain on sales of real estate..........           310,973        (52,373)      23,632           282,232
  Minority Interests:
     Operating Partnership.................           (31,224)         5,670       (5,211)(I)       (30,765)
     Partially owned properties............            (1,398)            --           --            (1,398)
  Income from investment in unconsolidated
     joint ventures........................             8,081             --       24,507(J)         32,588
  Net gain on sales of real estate.........             8,085             --           --             8,085
                                                 ------------      ---------     --------      ------------
  Net income from continuing operations....           294,517        (46,703)      42,928           290,742
  Put option settlement....................            (4,627)            --           --            (4,627)
  Preferred distributions..................           (32,695)            --           --           (32,695)
                                                 ------------      ---------     --------      ------------
  Net income from continuing operations
     available for Common Shares...........      $    257,195      $ (46,703)    $ 42,928      $    253,420
                                                 ============      =========     ========      ============
  Net income from continuing operations per
     weighted average Common Share
     outstanding -- Basic..................      $       1.00                                  $       0.98
                                                 ============                                  ============
  Weighted average Common Shares
     outstanding -- Basic..................       257,348,805                                   257,348,805
                                                 ============                                  ============
  Net income from continuing operations per
     weighted average Common Share
     outstanding -- Diluted................      $       0.99                                  $       0.98
                                                 ============                                  ============
  Weighted average Common Shares
     outstanding -- Diluted................       291,321,396                                   291,321,396
                                                 ============                                  ============

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                         EQUITY OFFICE PROPERTIES TRUST

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                                                EQUITY OFFICE
                                                EQUITY OFFICE                                  PROPERTIES TRUST
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)  PROPERTIES TRUST   DISPOSITIONS    OTHER           PRO FORMA
---------------------------------------------  ----------------   ------------   --------      ----------------
                                                                      (F)
Revenues:
  Rental....................................     $  1,299,044      $(104,223)    $     --        $  1,194,821
  Tenant reimbursements.....................          239,390        (42,617)          --             196,773
  Parking...................................           94,241        (10,303)          --              83,938
  Other.....................................           25,745         (1,567)          --              24,178
  Fee income................................            9,571             --        2,011(G)           11,582
  Interest/ dividends.......................           11,708            (79)          --              11,629
                                                 ------------      ---------     --------        ------------
         Total revenues.....................        1,679,699       (158,789)       2,011           1,522,921
                                                 ------------      ---------     --------        ------------
Expenses:
  Interest:
    Expense incurred........................          338,611        (11,302)     (29,469)(H)         297,840
    Amortization of deferred financing
       costs................................            6,404              6           --               6,410
  Depreciation..............................          291,213        (25,256)          --             265,957
  Amortization..............................            8,365           (567)          --               7,798
  Real estate taxes.........................          203,805        (29,411)          --             174,394
  Insurance.................................            7,736           (575)          --               7,161
  Repairs and maintenance...................          191,588        (14,691)          --             176,897
  Property operating........................          189,577        (15,129)          --             174,448
  Ground rent...............................            7,661           (265)          --               7,396
  General and administrative................           63,564             (8)          --              63,556
                                                 ------------      ---------     --------        ------------
         Total expenses.....................        1,308,524        (97,198)     (29,469)          1,181,857
                                                 ------------      ---------     --------        ------------
  Income before allocation to minority
    interests, income from investment in
    unconsolidated joint ventures and net
    gain on sales of real estate............          371,175        (61,591)      31,480             341,064
  Minority Interests:
    Operating Partnership...................          (36,996)         6,320       (6,164)(I)         (36,840)
    Partially owned properties..............           (2,114)            --           --              (2,114)
  Income from investment in unconsolidated
    joint ventures..........................           11,267             --       28,595(J)           39,862
  Net gain on sales of real estate..........           12,433             --           --              12,433
                                                 ------------      ---------     --------        ------------
  Net income from continuing operations.....          355,765        (55,271)      53,911             354,405
  Preferred distributions...................          (32,202)            --           --             (32,202)
                                                 ------------      ---------     --------        ------------
  Net income from continuing operations
    available for Common Shares.............     $    323,563      $ (55,271)    $ 53,911        $    322,203
                                                 ============      =========     ========        ============
  Net income from continuing operations per
    weighted average Common Share
    outstanding -- Basic....................     $       1.28                                    $       1.27
                                                 ============                                    ============
  Weighted average Common Shares
    outstanding -- Basic....................      253,167,037                                     253,167,037
                                                 ============                                    ============
  Net income from continuing operations per
    weighted average Common Share
    outstanding -- Diluted..................     $       1.27                                    $       1.26
                                                 ============                                    ============
  Weighted average Common Shares
    outstanding -- Diluted..................      283,974,532                                     283,974,532
                                                 ============                                    ============

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                         EQUITY OFFICE PROPERTIES TRUST

       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A) To reflect the decrease in the Company's balance sheet as if the sale of the Office Properties occurred as of September 30, 1999. The accounts related to the Office Properties sold have been deducted from the historical balance sheet as the Company will account for its remaining investment in the Office Properties under the equity method of accounting.

(B) To reflect the Company's remaining investment in the net equity of the Office Properties sold. The Company shares control of the operations and the major decisions of the Office Properties with Lend Lease, therefore, the Company will account for its remaining investment in the Office Properties under the equity method of accounting.

(C) To reflect the paydown on the line of credit with the cash proceeds from the partial sale of the Office Properties.

   Purchase price for interest in Office Properties............  $533,900
   Less: Lend Lease share of mortgage debt assumed.............   (81,691)
   The Company's share of proceeds from additional mortgage
     debt placed on the Office Properties......................    28,750
   Legal costs and transfer taxes incurred from the sale.......    (1,000)
                                                                 --------
             Paydown on the line of credit.....................  $479,959
                                                                 ========

(D) To reflect the portion of the Operating Partnership's share of the net gain on the partial sale of the Office Properties to Lend Lease that will not be allocated to the Company.

(E) To reflect the Company's share of the net gain on the partial sale of the Office Properties to Lend Lease.

(F) To eliminate the operations of the Office Properties sold for the nine months ended September 30, 1999 and the year ended December 31, 1998.

(G) To reflect management fee income earned by the Company for managing the portion of the Office Properties owned by Lend Lease.

(H) To reflect the decrease in interest expense incurred on the line of credit assuming the cash proceeds from the partial sale of the Office Properties was used to paydown the line of credit at the beginning of each period.

(I) To reflect an adjustment to the net income allocation to the minority interests in the Operating Partnership as a result of the other pro forma adjustments.

(J) To reflect the Company's remaining interest in the net earnings of the Office Properties sold.

                                                                 FOR THE NINE      FOR THE
                                                                 MONTHS ENDED     YEAR ENDED
                                                                 SEPTEMBER 30,   DECEMBER 31,
                                                                     1999            1998
                                                                 -------------   ------------
                                                                    (DOLLARS IN THOUSANDS)
   Company's share of net income...............................     $24,507        $28,595
                                                                    =======        =======
   Company's share of interest expense.........................     $ 6,770        $ 9,090
                                                                    =======        =======
   Company's share of depreciation and amortization (real
     estate related)...........................................     $10,545        $13,622
                                                                    =======        =======

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